Accounts Payable and Accrued Expenses - Summary of Accounts Payable and Accrued Expenses (Detail) - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Payables and Accruals [Abstract]
Accounts Payable, Trade, Current		$ 703	$ 485
Payroll and benefits		962	1,119
Royalty fees due to unrelated parties		5	4
Audit and tax fees		225	218
Legal		41	40
Other		172	44
Total accounts payable and accrued expenses	$ 1,895	$ 2,108	$ 1,910